                                                                   Exhibit 1(c)

                            CERTIFICATE OF AMENDMENT
                                       OF
                              DECLARATION OF TRUST
             MITCHELL HUTCHINS/KIDDER, PEABODY INVESTMENT TRUST II


         The undersigned, being a Trustee of Mitchell Hutchins/Kidder, Peabody Investment Trust II (the "Trust"), a Massachusetts business trust, hereby certifies pursuant to Section 8.3 of Article VIII and Section 10.1 of
Article X of the Declaration of Trust of MITCHELL, HUTCHINS/KIDDER,
PEABODY INVESTMENT TRUST II, that the Trustees of the Trust have duly adopted at the Board of Trustees meeting held on August 30, 1995 the following amendment to the Declaration of Trust of the Trust dated the 10th day of November, 1995, in the manner provided in such Declaration of Trust.

              VOTED: That the Declaration of Trust dated August 10, 1992 be, and it hereby is, amended to change the name of the series thereof, previously designated by the Board of Trustees of the Trust as follows:

              to:       "PaineWebber Emerging Markets Equity Fund"

              from: "Mitchell Hutchins/Kidder, Peabody Emerging Markets Equity Fund."

    IN WITNESS WHEREOF, the undersigned, being a Trustee of the Trust, has signed this Certificate of Amendment in duplicate, as of the 10th day of November, 1995.


                                      /s/  Thomas R. Jordan
                                  ------------------------------
                                  Trustee

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                                                                   Exhibit 1(d)

                            CERTIFICATE OF AMENDMENT
                                       OF
                              DECLARATION OF TRUST
                                       OF
             MITCHELL HUTCHINS/KIDDER, PEABODY INVESTMENT TRUST II


         The undersigned, being a Trustee of Mitchell Hutchins/ Kidder, Peabody Investment Trust II ("Trust"), hereby certifies, pursuant to Section 10.1 of

Article X of the Trust's Declaration of Trust, that the Trustees of the Trust duly adopted the following resolution, which amended the Declaration of Trust in the manner provided in such Declaration of Trust, at a meeting held on February 28, 1996, and that the amendment was effective on that date.

         RESOLVED, that the Declaration of Trust dated August 10, 1992, as amended, be, and it hereby is, amended to change the name of the Trust, from "MITCHELL HUTCHINS/KIDDER, PEABODY INVESTMENT TRUST II" to "PAINEWEBBER INVESTMENT TRUST II" in the following manner:

                                    Section 1.1 and Section 1.2(q) of Article I
                           of the Declaration of Trust are hereby amended to read as follows:

                                    Section 1.1 Name. The name of the trust
                           created hereby is "PaineWebber Investment Trust II."

                                    Section 1.2(q) "Trust" means "PaineWebber
                           Investment Trust II."


Dated: March 24,  1996                                         /s/
                                                  ----------------------------
                                                       Margo N. Alexander

New York, New York (ss)

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                      CERTIFICATE OF MAJORITY OF TRUSTEES
                  CONCERNING AMENDMENT TO DECLARATION OF TRUST
                                       OF
             MITCHELL HUTCHINS/KIDDER, PEABODY INVESTMENT TRUST II


         The undersigned, constituting a majority of the Trustees of Mitchell Hutchins/Kidder, Peabody Investment Trust II ("Trust"), hereby certify pursuant to Section 8.3 of Article VIII of the Trust's Declaration of Trust, that the Trustees of the Trust duly adopted the following resolution, which amended the Declaration of Trust in the manner provided in such Declaration of Trust, at a meeting held on February 28, 1996, and that the amendment was effective on that date.

         RESOLVED, that the Declaration of Trust dated August 10, 1992, as amended, be, and it hereby is, amended to change the name of the Trust, from "MITCHELL HUTCHINS/KIDDER, PEABODY INVESTMENT TRUST II" to "PAINEWEBBER INVESTMENT TRUST II" in the following manner:

                                    Section 1.1 and Section 1.2(q) of Article I
                           of the Declaration of Trust are hereby amended to read as follows:

                                    Section 1.1 Name. The name of the trust

                           created hereby is "PaineWebber Investment Trust II."

                                    Section 1.2(q) "Trust" means "PaineWebber
                           Investment Trust II."

Dated: March  24,  1996


                                                              /s/
                                                  ----------------------------
                                                       Margo N. Alexander


                                                              /s/
                                                  ----------------------------
                                                       David J. Beaubien


                                                              /s/
                                                  ----------------------------
                                                       William W. Hewitt, Jr.


                                                              /s/
                                                  ----------------------------
                                                       Carl W. Schafer